                                                                   EXHIBIT 10.24


                   [THOMAS ABSTRACT COMPANY, INC. LETTERHEAD]


STATE OF ALABAMA         )
COUNTY OF MORGAN         )


         LEASE AGREEMENT dated as of the first day of October, 1965, between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF DECATUR, a public corporation and instrumentality under the laws of the State of Alabama (the "Board"), and FRUEHAUF CORPORATION, a corporation organized and existing under THE LAWS OF THE State of Michigan, and authorized to do business in the State of Alabama (the "Company").

                                R E C I T A L S


         The Board, contemporaneously with and in reliance upon the execution and delivery by the Company of this Lease Agreement, has issued $3,660,000 principal amount of its Industrial Revenue Bonds dated October 1, 1965 (the "Bonds") under a Mortgage and Indenture of Trust dated as of October 1, 1965, from the Board to the State National Bank of Alabama, Decatur, Alabama, as Trustee (the "Mortgage") and has pledged and assigned under the Mortgage this Lease Agreement and the rents payable hereunder to the payment of the principal of and interest on the Bonds. A copy of the Mortgage Is attached hereto as Exhibit A

         NOW, THEREFORE, THIS AGREEMENT

                              W I T N E S S E T H:

         That in consideration of the respective agreements on the part of the Board and the Company hereinafter contained, the Board does hereby lease to the Company and the Company does hereby rent from the Board, for and during the Primary Term hereinafter referred to and upon and subject to the terms and conditions hereinafter specified, the following described real property situated in Morgan County, Alabama (the said real property being herein called the "Leased Realty"):

         15.783 acres constituting all of Tract No. 13 being in Sections 13 and 14, Township 5, Range 5 West, said tract being according to the Subdivision of the L. W. Norton Farm as surveyed and platted by J. M. Holt, Surveyor, as shown by map or plat of said Subdivision filed in the Probate Office of Morgan County, Alabama, March 3, 1928, in Plat Book at page 62; less and except that part of Tract No. 13 described as follows, to-wit: beginning at a point on the Southerly right of way line of Alabama Highway No. 20, which is 41.5 feet East of a point 30 feet South of the Northeast corner of Section 14, Township 5 South, Range 5 West, and running thence South 0 degrees 54 minutes West 230 feet; thence North 89 degrees 06 minutes West 68 feet; thence South 0 degrees 54 minutes West 70 feet; thence South 89 degrees 06 minutes East 68 feet; thence South 0 degrees 54 minutes West 122 feet; thence North 89 degrees 06 minutes West 60 feet; thence South 0 degrees 54 minutes West 60 feet; thence South 89 degrees 06 minutes East 60 feet; thence South 0 degrees 54 minutes West 1122.04 feet; thence South 76 degrees 49 minutes West 341.76 feet; thence North 0 degrees 57 minutes East 1139.77 feet; thence South 89 degrees 03 minutes East 69 feet; thence North 0 degrees 57 minutes East 125 feet; thence South 89 degrees 03 minutes East 151 feet; thence North 0 degrees 57 minutes East 422.70 feet to a point on the South margin of Alabama Highway No. 20; thence South 89 degrees 03 minutes East along the South margin of Alabama Highway No. 20, 110 feet to the point of beginning, also

         9.36 acres known as Tract No. 14 in Section 14, Township 5, Range 5 West, said Tract 14 being according to the aforesaid subdivision, also

         9.35 acres known as Tract No. 15 in Section 14, Township 5, Range 5 West, said Tract 15 being according to the aforesaid subdivision.

         Subject, however, to (1) the right of way over the South 30 feet thereof, as provided in the deed from L.W. Norton to W.H. Anderson, dated March 1, 1928, and recorded in Deed Book 356, page 328, in the Probate Office of Morgan County, Alabama, (2) any rights which may still exist under the condition respecting the drainage system, as set forth in said deed from L.W. Norton to W.H. Anderson dated March 1, 1928, and (3) that certain Mortgage and Indenture of Trust by and between the City of Decatur (the "City") and the First National bank of Montgomery, Montgomery, Alabama (the "First of Montgomery"), dated as of August 1, 1957 (the "1957 Mortgage"), recorded in the office of the Judge of Probate in Mortgage Book 589, at pages 41, et seq., under which the City of Decatur has heretofore issued and there are now outstanding $1,600,000 principal amount of its First Mortgage Industrial Development Revenue Bonds dated August 1, 1957 (the "1957 Bonds");

together with the existing buildings, and improvements on the Leased Realty and the machinery and equipment more particularly described on Exhibit B attached hereto (the "Leased Equipment") and all additional buildings, improvements, machinery and equipment acquired from the proceeds of the sale of the Bonds (the Leased Realty, Leased Equipment, buildings and improvements as they may at any time exist, being herein together called the "Project").

         This Lease is made, however, upon and subject to the following terms and conditions, to each of which the Board and the Company hereby agree:

                                   ARTICLE I

         Section 1.1 The Board, out of the proceeds derived from the sale of the Bonds, has (a) deposited in the Bond and Interest Fund established under the Mortgage the amount received as accrued interest from the sale of the Bonds, (b) paid to the City for the transfer by the City to the Board of the Leased Realty and the buildings, improvements, machinery and equipment thereon a sum which when invested in certificates of deposit as provided in the Trust Agreement referred to in Section 1.2 herein, will produce funds which, together with the amount in the Bond and Interest Fund established under the 1957 Mortgage, are estimated to be sufficient to pay the principal of and interest on the 1957 Bonds as the same become due and payable, (c) paid the acceptance fee of the Trustee under the Mortgage and (d) deposited the balance of the proceeds in the Construction Fund established under the Mortgage.

         Section 1.2 The 1957 Lease. The Parties hereto recognize the matters set forth in this section and in view thereof have provided and do hereby agree as herein set forth. The Leased Realty and the buildings, machinery and equipment purchased by the City from the proceeds of the sale of the 1957 Bonds and transferred by the City to the Board as aforesaid, are now leased by the City to the Company under Lease Agreement dated August 1, 1957 (the "1957 Lease"), under which 1957 Lease the Company has agreed to pay basic rentals in amounts sufficient to provide for the payment of the principal of and interest on the 1957 Bonds.
The 1957 Lease and the rentals payable thereunder are pledged under the 1957 mortgage to the payment of the principal of and interest on the 1957 Bonds.

         Subject to conditions and restrictions, etc.

         IN WITNESS WHEREOF, the Board and the Company have caused this Lease Agreement to be executed in their respective corporate names, have caused their respective corporate seals to be hereunto affixed, and have caused this Lease Agreement to be attested, all by their duly authorized officers.

                              THE INDUSTRIAL DEVELOPMENT BOARD
                              OF THE CITY OF DECATUR

                              By  /s/ F. W. TROUP
                                ---------------------------------------
                                Chairman of its Board of Directors



[S E A L]

Attest:



   /s/ [ILLEGIBLE]
----------------------------
       Its Secretary
                              FRUEHAUF CORPORATION

                              By  /s/ ROBERT D. ROWAN
                                ---------------------------------------
                                 Its  VICE PRESIDENT


[S E A L]


Attest:


/s/ [ILLEGIBLE]
---------------------------------
       Its SECRETARY

STATE OF ALABAMA    )
                    )    ss.
COUNTY OF MORGAN    )

         I, the undersigned Notary Public in and for said County in said State, hereby certify that F. W. Troup whose name as Chairman of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF DECATUR, a public corporation and instrumentality under the laws of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the within instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation and instrumentality.

         Given under my hand and official seal of office this 21st day of June, 1965.



                                        /s/ JOHN A. CADDELL
                                   --------------------------------------------
                                             Notary Public

NOTARIAL SEAL

My Commission expires: 7-6-66


STATE OF  MICHIGAN  )
                    )    ss.
COUNTY OF WAYNE     )


         I, the undersigned Notary Public in and for said County in said State, hereby certify that Robert D. Rowan, whose name as Vice President of FRUEHAUF CORPORATION, organized under the laws of the State of Michigan, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the within instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said company.

         Given under my hand and official seal of office this 17th day of January, 1966.


                                        /s/ ALICE L. SWIDERSKI
                                     ------------------------------------------
                                        Notary Public
                                        Alice L. Swiderski
                                        Notary Public, Macomb County, Mich.
                                        Acting in Wayne County, Michigan
                                        My Commission Expires Jan. 28, 1968


NOTARIAL SEAL

My commission expires:
                     ----------------

                                   EXHIBIT A

         To this lease agreement is the mortgage and indenture trust dated October 1, 1965 which has been recorded in the office of the Judge of Probate of Morgan County in mortgage

book  763  pages 239   et. seq.
      ---        ---

                                   EXHIBIT B

                        TO LEASE AGREEMENT DATED AS OF
                        OCTOBER 1, 1965, BETWEEN THE
                        INDUSTRIAL DEVELOPMENT BOARD OF
                        THE CITY OF DECATUR, AND
                        FRUEHAUF CORPORATION


                                    Furnaces

(a) Two (2) 50,000 lb. Gillespie & Powers aluminum melting furnaces with associated log casting equipment.

(b)     One (1) 155,000 lb. Loftus log homogenizing furnace.

                               Extrusion Presses

(a) One (1) 1,400 ton Watson Stillman extrusion press with a 25 ton hydraulic stretcher, a 7" Magnethermic induction billet heater and other related accessories and equipment.

(b) One (1) 2,200 ton Watson Stillman extrusion press with a 60 ton hydraulic stretcher, a 9" Magnethermic billet heater and other related accessories and equipment.

(c) One (1) 2,200 ton Watson Stillman extrusion press with a 100 ton hydraulic stretcher, a 5" x 14" Magnethermic billet induction billet heater and other related accessories and equipment.

(d) One (1) 3,500 ton Watson Stillman extrusion press with a 200 ton hydraulic stretcher, a Grance gas fired billet heater and other related accessories and equipment.

                           Extrusion Paint Facility

one (1) complete semi-automatic paint finishing system for cleaning and painting aluminum extrusions. System includes, chemical pretreatment stages, dryoff oven, two (2) paint booths, paint bake oven, electrostatic painting equipment, powered conveyor, and related controls and accessories.

                             Fabrication Equipment

Various press brakes, contour correcting machines, straightening machines, aging ovens, punch presses, Radial saws, welders and other lesser equipment for fabricating aluminum extrusions into finished trailer parts.

                      Tool Room and Maintenance Equipment

One (1) Elox electric discharge type die making machine.

One (1) Lindberg die heat treat equipment.

Various lathes, drill presses, milling machines, grinders, shapers and related miscellaneous equipment utilized in fabricating tools and dies in support of the production departments.



                                                                  [STAMP]

         THIS AMENDATORY LEASE AGREEMENT dated as of August 15, 1978, by and between The Industrial Development Board of the City of Decatur, a public corporation and instrumentality under the laws of the State of Alabama (the "Board") and Fruehauf Corporation, a corporation organized and existing under the laws of the State of Michigan and authorized to do business in the State of Alabama (the "Company").

                                R E C I T A L S:

         The Board, as Lessor, and the Company, as Lessee, have heretofore entered into that certain Lease Agreement dated as of August 1, 1965 (the "Lease Agreement"), which Lease Agreement is recorded in the office of the Judge of Probate of Morgan County in Volume 763, pages 300 et seq. The Lease Agreement was heretofore pledged and assigned and the Leased Realty, as therein defined, mortgaged by the Board under a Mortgage and Indenture of Trust dated as of October 1, 1965 (the "Mortgage") by and between the Board and Central Bank of Alabama, N.A., (formerly the State National Bank of Alabama) as Trustee, which Mortgage is recorded in the office of the Judge of Probate of Morgan County in Volume 763, pages 239 et seq.

         All documents necessary to effect a release of the real property hereinafter described from the provisions of the Lease Agreement as required by
Section 9.5 of the Lease Agreement and from the lien of the Mortgage as required by Section 21 of the Mortgage have heretofore been executed and filed and the Trustee has executed a release dated August 15, 1978, releasing said real property from the lien of the Mortgage, which release is recorded in the office of the Judge of Probate of Morgan County in Volume 994, pages 625 et seq.

         The parties hereto desire to evidence their consent to the release of said real property from the provisions of the Lease Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and provisions of the parties hereto the parties do hereby covenant, agree and provide as follows:

         1. The Lease Agreement in hereby amended by eliminating from the Leased Realty, as therein defined and described, the following described property:

         Beginning at the Northeast corner of Section 14, Township 5 South, Range 5 West, Morgan County, Alabama, and run thence S 0 degrees 54'W (Magnetic Bearing) along the east boundary of Section 14 a distance of
         30.00 feet to a point on the south right of way margin of Alabama Highway No. 20; thence N 89 degrees 03'W along the south right of way margin of Alabama Highway No. 20 a distance of 67.4 feet to a point; thence N 89 degrees 08'W along the south right of way margin of Alabama Highway No. 20 a distance of 572.02 feet to a point; thence S 0 degrees 54'W a distance of 1023.75 feet to the true point of beginning of the tract herein described; thence from the true point of beginning run S 89 degrees 06'E a distance of 195.00 feet to a point; thence N 0 degrees 54'E a distance of 12.00 feet to a point; thence S 89 degrees 06'E a distance of 32.00 feet to a point; thence S 0 degrees 54'W a distance of 24.00 feet to a point; thence N 89 degrees 06'W a distance of 15.00 feet to a point; thence S 0 degrees 54'W a distance of 150.00 feet to a point; thence N 89 degrees 06'W a distance of 10.00 feet to a point; thence S 0 degrees 54'W a distance of 305.00 feet to a point; thence N 89 degrees 06'W a distance of 380.00 feet to a point; thence N 0 degrees 54'E a distance of 467.00 feet to a point; thence S 89 degrees 06'E a distance of 178.00 feet to the true point of beginning, lying and being within the NE 1/4 of Section 14, Township 5 South, Range 5 West, Morgan County, Alabama and containing 4.1241 acres, more or less, subject, however, to (1) the right of way over the South 30 feet thereof, as provided in the deed from L.W. Norton to W.H. Anderson, dated March 1, 1928, and recorded in Deed Book 356, Page 328, in the Probate Office of Morgan County, Alabama, and (2) any rights which may still exist under the condition respecting the drainage system, as set forth in said deed from L.W. Norton to W. H. Anderson dated March 1, 1928, together with (i) the right to connect and join any building, structure or improvement that may be constructed on the above described real property with existing structures, facilities and improvements adjacent to or abutting said real property, and (ii) the right to tie into existing utilities situated on property adjacent to or abutting said real property.

         Also an easement for access, ingress and egress across a portion of Tracts 14 and 15, according to the Map of Property belonging to L.W. Norton, as recorded in the Morgan County Probate Office in Plat Book 1, at Page 62, and being more particularly described as follows:

         Beginning at the northeast corner of Section 14, Township 5 South, Range 5 West, Morgan County, Alabama, and run thence S 0 degrees 54'W along the east boundary of said Section 14, a distance of 30.00 feet to a point on the south right of way margin of Alabama Highway No. 20; thence N 89 degrees 3'W along the south right of way margin of Alabama Highway No. 20 a distance of 67.4 feet to a point; thence N 89 degrees 08'W along the south right of way margin of Alabama Highway No. 20 a distance of 921.10 feet to the true point of beginning of the tract herein described; thence from the true point of beginning continue N 89 degrees 08'W along the south right of way margin of Alabama Highway 20 a distance of 50.00 feet to an iron pipe on the northwest corner of Tract 15; thence S 0 degrees 54'W along the west boundary of Tract 15 a distance of 1490.52 feet to a point; thence S 89 degrees 06'E a distance of 221.08 feet to a point on the west boundary of the real estate described for Fruehauf - 1978 Extrusion Expansion; thence N 0 degrees 54'E along the west boundary of said real estate a distance of 50.00 feet to a point; thence N 89 degrees 06'W a distance of 171.08 feet to a point; thence N 0 degrees 54'E a distance of 1440.55 feet to the true point of beginning, lying and being within the NE 1/4 of Section 14, Township 5 South, Range 5 West, Morgan County Alabama, and containing 1.9073 acres, more or less.

         2. The above described property is hereby released from the provisions of the Lease Agreement.

         3. The Company does hereby covenant and agree that the aforesaid release shall not affect the liability or obligation of the Company for the payment of Basic Rent in amounts and at the times provided in the Lease Agreement, and that there shall be no abatement or adjustment in the Basic Rent by reason of the release of such realty and the obligation and liability of the Company shall continue in all respects as provided in the Lease Agreement, excluding, however, the property so released.

         4. The provisions of the Lease Agreement as hereby amended are in all respects hereby ratified, approved and confirmed.

         IN WITNESS WHEREOF, the Board and the Company have caused this Amendatory Lease Agreement to be executed in their respective corporate names, have caused their respective corporate seals to be hereunto affixed, and have caused this Amendatory Lease Agreement to be attested by their duly authorized officers.

                                 THE INDUSTRIAL DEVELOPMENT BOARD OF
                                 THE CITY OF DECATUR




                                 BY /s/ B.C. SHELTON, JR.
                                   --------------------------------------------
                                     Chairman of the Board of Directors


[S E A L]


     Attest: /s/ [ILLEGIBLE]
            ----------------------------
                 Secretary

                                         FRUEHAUF CORPORATION
                                         By /s/ Frank P. Coyer Jr.
                                           ------------------------------------
                                         Its    Vice President
                                           ------------------------------------
[SEAL]

Attest /s/ [Illegible]
       ------------------------------------
Its        Secretary
       ------------------------------------



STATE OF ALABAMA    )

COUNTY OF MORGAN    )

         I, the undersigned Notary Public in and for said County in said State, hereby certify that B.C. Shelton, Jr., whose name as Chairman of The Industrial Development Board of the City of Decatur, a public corporation and instrumentality under the laws of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the within instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation and instrumentality.

         Given under my hand and official seal of office this 24th day of August, 1978.

                                             /s/ John A. Caddell
                                             -------------------------------
                                                  Notary Public

[SEAL]

NOTARIAL SEAL

My commission expires:  10-17-78
                      ----------------

STATE OF            )

COUNTY OF           )


         I, the undersigned Notary Public in and for said County in said State, hereby certify that Frank P. Coyer Jr., whose name as Vice President of Fruehauf Corporation, organized under the laws of the State of Michigan, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the within instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said company.

         Given under my hand and official seal of office this 28th day of August, 1978.

                                        /s/ [ILLEGIBLE]
                                        --------------------
                                        Notary Public

[NOTARIAL SEAL]

My commission expires: September 2, 1981